Joint Filer Information

Names: Deerfield Capital L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International Limited

Address: Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P.
                                    780 Third Avenue, 37th
                                    Floor New York, NY 10017

                                    Deerfield Special Situations Fund
                                    International Limited
                                    c/o Bisys Management
                                    Bison Court, Columbus Centre, P.O. Box 3460
                                    Road Town, Tortola
                                    British Virgin Islands

Designated Filer:                   James E. Flynn

Issuer and Ticker Symbol:           Dynavax Technologies Corp. [DVAX]

Date of Earliest Transaction
to be Reported:                     October 18, 2007

The undersigned, Deerfield Capital, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited are jointly filing the attached Statement of Changes In Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Dynavax Technologies Corporation

Signatures:

DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P.

By:  J.E. Flynn Capital LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory

DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PRIVATE DESIGN FUND, L.P.

By:  Deerfield Management Company

By:  Flynn Management LLC, General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory


DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:  Deerfield Management Company

By:  Flynn Management LLC,
     General Partner


By: /s/ Darren Levine
    ---------------------------------------------------
    Darren Levine, Authorized Signatory